UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 27, 2005

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

             001-16503                                   98-0352587
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     (Commission File Number)                  (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01       Other Events

On April 27, 2005 Willis Group Holdings Limited issued a press release announcing that the Board of Directors approved a $300 million stock buy back plan. The authorization replaced the company's previously announced buy back plan of $500 million. The press release is attached as Exhibit 99.1 hereto.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release of WGHL dated April 27, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WILLIS GROUP HOLDINGS LIMITED


Date: April 28, 2005           By:  /s/ Mary E. Caiazzo
                                    --------------------------------------------
                                    Name:    Mary E. Caiazzo
                                    Title:   Assistant General Counsel

                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release of WGHL dated April 27, 2005